OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2014
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2013 to March 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

See Semiannual Report as of March 31, 2014.

H&Q HEALTHCARE INVESTORS

Semiannual Report

March 31, 2014

(Unaudited)

To our Shareholders:

On March 31, 2014, the net asset value (NAV) per share of the Fund was $27.22. During the six month period ended March 31, 2014, total return at NAV of the Fund was 13.54%, with distributions reinvested. The total investment return at market with distributions reinvested was 17.90% during the same period. Thus, the Fund NAV and market return exceeded the NASDAQ Biotech Index (NBI) return for the six month period. In addition, the Fund's NAV market performance exceeded the broad S&P 500 Index during the six month period ending March 31, 2014. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 3/31/14
At Market	17.90%
At Net Asset Value	13.54%
NASDAQ Biotech Index	12.90%
S&P 500 Index	12.50%

Investment Highlights

Our current (early to mid May 2014) view of the healthcare market in general and biotechnology in particular hasn't changed much from that expressed in our November 2013 annual report to shareholders. That is, we are optimistic about the future of the sector in general. It seems clear to us that the biotechnology sector is maturing. In our view, the quality and breadth of NBI companies has advanced materially in both importance and value of products produced compared to 10 years ago when the biotechnology sector was better characterized merely as providing the promise of delivering a wide range of products with associated sales and earnings.

At the end of 2013, for example, 6 of the top 10 drugs (by worldwide sales) were of biotechnology origin. Aggregate 2013 sales of these products were in excess of $48B. Moreover, we estimate that aggregate 2013 sales for the biotechnology sector exceeded $80B. This suggests that the biotech sector has really come of age. More broadly, we estimate that approximately 75% companies in the NBI index had 2013 revenues of $10M or more. Furthermore, approximately 24% of these companies were profitable. This is a dramatic change from ten years ago when the majority of NBI companies could reasonably be characterized as "story" stocks whose valuation depended, in large part, on the promise of future sales and earnings.

We and others see significant future growth in sales and earnings in the biotech sector. For example, based on their estimates of peak sales potential for identifiable products being launched or in late stage clinical trials, one large investment bank sees potential peak sales of more than $80B. If these peak sales were to occur, biotech sector sales could more than double in the coming years.

Moreover, based on these kinds of estimates, the consensus of sell side analysts is that earnings growth in the biotech sector will exceed that of nearly all other sectors of the economy. For us, this adds up to a solid future for our sector.

Having said all this, we recognized in our recent annual report letter that valuations in the sector, while still below historic highs, were getting a little high. We noted the possibility that a correction might occur. This prediction came to pass, sort of. Subsequent to that letter, the NBI continued to advance. By late February 2014, the NBI had advanced by approximately 20% to approximately 2850, where it reached a local high. A subsequent pull back of approximately 20% did occur to a level in the range of 2300 leaving the index at approximately the same level it had been at when we last wrote to you. One can never predict what will happen next, but after recovering a significant fraction of the pullback, we are cautiously optimistic that we have, in the first half of May 2014, reached a stable level from which, based on the fundamentals described above, one can project a reasonable likelihood of continued advance over the intermediate term.

In support of our view, we note that several favorable trends continue. For example, we note that the FDA continues to approve new and differentiated products that appear to meaningfully benefit patients. In addition, merger and acquisition (M&A) activity continues. We also note that the Affordable Care Act (i.e., ACA), appears to have increased the number of insured individuals by at least four million compared to those that had some form of insurance previously. Such an increase in covered lives should increase the unit growth of drug sales. In addition, the political wrangling over the relative value of the ACA had previously been thought of as a potential headwind for our sector. At worst, this headwind has been meaningfully reduced.

While we are generally optimistic about the near term, there have been, as always, balancing negatives. At the moment, we see general market and political concerns about drug pricing as having the potential to negatively influence sector sentiment. We note that recent uproar over the pricing of Sovaldi, a drug produced by Gilead Sciences, Inc. which cures Hepatitis C, is a potential catalyst for a broad discussion of drug pricing and provides an opportunity for those who feel that drugs are overpriced to express those views. While we think that there are some drugs priced at levels that one can question, we don't think Sovaldi is a good example. However, given the nominal $84K price for a twelve week course of therapy and the unprecedented commercial success of the drug in its early launch (it is on track to be the most successful drug ever), Sovaldi has caused concern, not so much about its value to individual patients suffering from Hepatitis C, but rather about the drug's overall economic impact on the healthcare system. At the moment, we don't think the Sovaldi launch will be impaired by a macro drug pricing discussion, but we do think that its success may catalyze a broader discussion of drug pricing. (Note that Gilead, the Company that sells Sovaldi is the Fund's largest position.) Generally we would welcome a broad discussion of drug pricing as we believe it would demonstrate a positive cost/benefit for most drugs. But there is always a possibility that such a discussion will become politicized. This could negatively affect sector sentiment, a situation we would not welcome.

With regard to FDA approvals and M&A activity, two trends that are favorable to healthcare, we note there has been good progress. The FDA approved 26 new drug products in 2013, a solid number. As noted above, M&A has been quite favorable. Since the beginning of the Fund's fiscal year on October 1, 2013, through March 30, 2014, at least 33 deals of significant size (> $100M) totaling approximately $24B have occurred. We expect this trend to continue. We note that at least one mega deal involving two of the world's largest pharmaceutical companies, Pfizer, Inc. and AstraZeneca, has been proposed. Independent of whether that transaction is ultimately completed, it is evidence for a general interest in business combination in the healthcare space. It is our view that high levels of M&A have benefitted sector sentiment. We would also note that while we have seen some softening most lately, there has been a continued interest in biotech IPOs (including the recent public offerings of Celladon Corporation and MacroGenics, Inc., Fund venture holdings at the time of their respective IPOs) also bodes well for sentiment in the sector.

Portfolio Highlights

In general, we saw a significant number of positive clinical and regulatory events for products developed by the Fund's public holdings during the six month period ending March 31, 2014. For example, the FDA approved Gilead's Sovaldi in Hepatitis C, Celgene Corporation's Otezla for psoriatic arthritis, Biomarin Pharmaceutical Inc.'s VIMIZIM in Marqui A syndrome, and Pharmacyclics, Inc.'s IMBRUVICA for chronic lymphocytic leukemia. We also saw, among other events, positive clinical data for Biogen Idec, Inc.'s ISIS-SMNRX in spinal muscular atrophy, Medivation, Inc.'s XTANDI in pre-chemotherapy prostate cancer, positive clinical data for Gilead's PI3K drug, idelalisib, in both indolent non-Hodgkin's lymphoma and chronic lymphocytic leukemia, Amgen, Inc. and Regeneron Pharmaceuticals, Inc.'s antibodies targeting PSCK9 for cholesterol metabolism and Puma Biotechnology, Inc.'s Neratinib in breast cancer.

In addition to events noted above, we also note the acquisition of Celesio AG by McKesson Corporation and the agreement for a merger between Forest Laboratories and Actavis. More recently, we highlight the proposed acquisition of Allergan, Inc. by Valeant Pharmaceuticals International, Inc.

While it is our judgment that in recent months positive events outweighed negative ones, there were, as always, balancing events that were not favorable. Probably the most impactful was the identification of cardiovascular and other side effects associated with the use of ARIAD Pharmaceuticals, Inc.'s Iclusig drug in hematologic cancers. These side effects have significantly reduced potential commercial use of this drug. In addition, FDA concerns about Amarin Corporation's VASCEPA for use in control of abnormally high triglyceride levels have delayed and will possibly preclude the label expansion and ultimate commercial success of the product.

Proposed Rights Offering

On March 11, 2014, the Fund authorized a Rights Offering to increase assets in the Fund. This offering is consistent with our general view of the prospects for our sector and will enable the Fund to accomplish several things. First and foremost, it will allow us to take greater advantage of current progress in the healthcare sector by allowing greater investments in novel biotechnology products, specialty and generic pharmaceuticals companies, medical devices, healthcare information services, and other innovative medical technology companies. As described above, we think the sector is poised for continued price appreciation due to many of the things we have written to you about in the past such as (i) demographic trends, (ii) recent developments in the pharmaceutical, biotechnology and medical technology industries relating to products that have or will extend or improve the quality of patients' lives, and (iii) the recent passage of the Patient Protection and Affordable Care Act, which may result in volume and utilization increases. For more information about the Rights Offering in the Fund, we refer you to our SEC filings.

Investment Changes

During the six month period ended March 31, 2014, within the public portfolio, the Fund established positions in several companies including Catamaran Corporation, Centene Corporation, Molina Healthcare, Inc., PerkinElmer, Inc., InterMune, Inc., Spectrum Pharmaceuticals, Inc., and Thermo Fisher Scientific, Inc. During the same six month period, the Fund exited its position in several companies including Hologic, Inc., ARIAD, Onyx Pharmaceuticals, Inc., Warner Chilcott plc., Merck & Co., Baxter International Inc, Medivation, Avanir Pharmaceuticals, Inc., CVS Caremark Corporation, Keryx Biopharmaceuticals Inc. and iCAD, Inc.

During the same six month period, within the venture portfolio, the Fund made follow-on investments in Neurovance, Inc., Palyon Medical Corporation and Celladon. During this period, MacroGenics and Celladon went public.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2014
(Unaudited)

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	9.6%
Celgene Corporation Biotechnologies/Biopharmaceuticals	5.9%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	5.6%
Amgen, Inc. Biotechnologies/Biopharmaceuticals	5.0%
Biogen Idec, Inc. Biotechnologies/Biopharmaceuticals	4.8%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.6%
Actavis plc Generic Pharmaceuticals	4.2%
Allergan, Inc. Biotechnologies/Biopharmaceuticals	3.5%
Mylan, Inc. Generic Pharmaceuticals	3.2%
Vertex Pharmaceuticals Inc. Biotechnologies/Biopharmaceuticals	3.2%

SECTOR DIVERSIFICATION (% of Net Assets)

As of March 31, 2014

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

	CONVERTIBLE AND NON-CONVERTIBLE SECURITIES AND WARRANTS - 5.1% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 4.3%	VALUE
	Biotechnologies/Biopharmaceuticals - 0.4%
3,696,765	EBI Life Sciences, Inc. Series A (c)	$18,854
4,118,954	Euthymics Biosciences, Inc. Series A (c)	1,582,914
3,696,765	Neurovance, Inc. Series A (c)	287,608
17,421,421	Neurovance, Inc. Series A-1 (c)	1,355,387
		3,244,763
	Healthcare Services - 0.9%
5,384,615	PHT Corporation Series D (c)	4,200,000
1,204,495	PHT Corporation Series E (c)	2,023,551
149,183	PHT Corporation Series F (c)	410,253
		6,633,804
	Medical Devices and Diagnostics - 3.1%
3,364,723	AlterG, Inc. Series C	1,379,536
114,158	CardioKinetix, Inc. Series C (c)	1,606,089
205,167	CardioKinetix, Inc. Series D (c)	781,071
632,211	CardioKinetix, Inc. Series E (c)	1,799,905
N/A (d)	CardioKinetix, Inc. warrants (expiration 12/11/19) (c)	0
N/A (d)	CardioKinetix, Inc. warrants (expiration 6/03/20) (c)	0
3,109,861	Dynex Technologies, Inc. Series A (c)	923,629
142,210	Dynex Technologies, Inc. warrants (expiration 4/01/19) (c)	0
11,335	Dynex Technologies, Inc. warrants (expiration 5/06/19) (c)	0
4,499,218	IlluminOss Medical, Inc. Series C-1 (c)	1,725,000
8,150,248	Insightra Medical, Inc. Series C (c)	3,450,000
3,669,024	Labcyte, Inc. Series C	2,615,647
160,767	Labcyte, Inc. Series D	133,372
3,109,861	Magellan Diagnostics, Inc. Series A (c)	2,131,188
142,210	Magellan Diagnostics, Inc. warrants (expiration 4/01/19) (c)	0
11,335	Magellan Diagnostics, Inc. warrants (expiration 5/06/19) (c)	0
13,823,805	Palyon Medical Corporation Series A (c)	13,824
27,100,879	Palyon Medical Corporation Series B (c)	1,880,801
N/A (d)	Palyon Medical Corporation warrants (expiration 4/26/19) (c)	0
65,217	TherOx, Inc. Series H	652

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
149,469	TherOx, Inc. Series I	$1,495
4,720,000	Tibion Corporation Series B	12,508
N/A (d)	Tibion Corporation warrants (expiration 07/12/17)	0
N/A (d)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A (d)	Tibion Corporation warrants (expiration 11/28/17)	0
3,750,143	Veniti, Inc. Series A (c)	3,432,506
1,881,048	Veniti, Inc. Series B (c)	1,721,723
		23,608,946
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS	33,487,513
PRINCIPAL AMOUNT	Convertible Notes - 0.8%
	Biotechnologies/Biopharmaceuticals - 0.3%
$1,800,000	InterMune, Inc., 2.50% due 9/15/18	2,314,125
	Pharmaceuticals - 0.5%
3,500,000	Spectrum Pharmaceuticals, Inc., 2.75% due 12/15/18 (g)	3,473,750
	TOTAL CONVERTIBLE NOTES	5,787,875
	Non-Convertible Notes (Restricted) (a) (b) - 0.0%
	Medical Devices and Diagnostics - 0.0%
342,899	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	342,899
40,596	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	40,596
	TOTAL NON-CONVERTIBLE NOTES	383,495
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE SECURITIES AND WARRANTS (Cost $47,092,399)	39,658,883
SHARES	COMMON STOCKS AND WARRANTS - 89.8%
	Biotechnologies/Biopharmaceuticals - 54.0%
78,335	Acorda Therapeutics, Inc. (b)	2,969,680
234,654	Alexion Pharmaceuticals, Inc. (b)	35,697,913
135,947	Alkermes plc (b)	5,993,903

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
216,337	Allergan, Inc.	$26,847,422
312,949	Amgen, Inc.	38,599,130
119,801	Biogen Idec, Inc. (b)	36,643,532
327,030	BioMarin Pharmaceutical Inc. (b)	22,306,716
326,785	Celgene Corporation (b)	45,619,186
669,639	Celladon Corporation (Restricted) (a) (b)	6,784,783
10,996	Celladon Corporation warrants (Restricted, expiration 10/10/18) (a) (b)	111,411
2,723	Ceres, Inc. warrants (Restricted, expiration 9/05/15) (a) (b)	0
150,858	Cubist Pharmaceuticals, Inc. (b)	11,035,263
1,039,942	Gilead Sciences, Inc. (b)	73,690,290
242,123	Infinity Pharmaceuticals, Inc. (b)	2,878,843
19,114	MacroGenics, Inc. (Restricted) (a) (b)	478,748
369,878	Neurocrine Biosciences, Inc. (b)	5,955,036
38,588	Pharmacyclics, Inc. (b)	3,867,289
128,216	Puma Biotechnology, Inc. (b)	13,352,414
117,080	Questcor Pharmaceuticals, Inc.	7,602,004
144,779	Regeneron Pharmaceuticals, Inc. (b)	43,474,238
635,199	Verastem, Inc. (b)	6,853,797
346,735	Vertex Pharmaceuticals, Inc. (b)	24,521,099
		415,282,697
	Drug Delivery - 1.7%
483,297	Heron Therapeutics, Inc. (b)	6,722,661
230,000	Heron Therapeutics, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	1,854,720
828,360	IntelliPharmaceutics International Inc. (b) (c)	3,644,784
460,200	IntelliPharmaceutics International Inc. warrants (Restricted, expiration 2/01/16) (a) (b) (c)	750,126
		12,972,291
	Drug Discovery Technologies - 2.5%
361,212	Incyte Corporation (b)	19,332,066
70	Zyomyx, Inc. (Restricted) (a) (b)	18
		19,332,084
	Financial Services - 0.0%
5,910,745	Sarossa Capital plc (b) (f)	177,374

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

SHARES	Generic Pharmaceuticals - 14.1%	VALUE
158,892	Actavis plc (b)	$32,707,918
444,332	Akorn, Inc. (b)	9,775,304
245,214	Impax Laboratories, Inc. (b)	6,478,554
504,293	Mylan, Inc. (b)	24,624,627
117,595	Perrigo Company plc (f)	18,187,243
281,901	Sagent Pharmaceuticals, Inc. (b)	6,588,026
196,358	Teva Pharmaceutical Industries Ltd. (e)	10,375,557
		108,737,229
	Healthcare Services - 7.3%
246,841	Aetna, Inc.	18,505,670
231,000	Catamaran Corporation (b)	10,339,560
60,000	Centene Corporation (b)	3,735,000
222,222	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	1,166,665
67,862	McKesson Corporation	11,982,393
105,000	Molina Healthcare, Inc. (b)	3,943,800
82,436	UnitedHealth Group, Inc.	6,758,928
		56,432,016
	Medical Devices and Diagnostics - 4.7%
505,041	Accuray, Inc. (b)	4,848,394
286,540	Alere, Inc. (b)	9,842,649
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	114,532
38,597	IDEXX Laboratories, Inc. (b)	4,685,676
55,987	Illumina, Inc. (b)	8,323,027
97,437	PerkinElmer, Inc.	4,390,511
208	Songbird Hearing, Inc. (Restricted) (a) (b)	139
34,776	Thermo Fisher Scientific Inc.	4,181,466
		36,386,394
	Pharmaceuticals - 5.5%
84,442	Endo International PLC (b)	5,796,943
146,500	Forest Laboratories, Inc. (b)	13,517,555
535,266	Ironwood Pharmaceuticals, Inc. (b)	6,594,477
107,429	Shire plc (e)	15,956,430
		41,865,405
	TOTAL COMMON STOCKS AND WARRANTS (Cost $388,614,480)	691,185,490
	EXCHANGE TRADED FUND - 2.3%
73,370	iShares Nasdaq Biotechnology ETF	17,348,336
	TOTAL EXCHANGE TRADED FUND (Cost $14,400,768)	17,348,336

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(Unaudited)

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 1.9%	VALUE
$14,989,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $14,989,000, 0.00%, dated 03/31/14, due 04/01/14 (collateralized by U.S. Treasury Note 0.250%, due 02/28/21, market value $15,289,884)	$14,989,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,989,000)	14,989,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 99.1% (Cost $465,096,647)	763,181,709
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 0.0%
	Biotechnologies/Biopharmaceuticals - 0.0%
1	Targegen Milestone Interest	99,091
	Medical Devices and Diagnostics - 0.0%
1	Xoft Milestone Interest	0
	TOTAL MILESTONE INTERESTS (Cost $5,035,687)	99,091
	TOTAL INVESTMENTS - 99.1% (Cost $470,132,334)	763,280,800
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%	6,633,091
	NET ASSETS - 100%	$769,913,891

(a)  Security fair valued. See Footnote 4 for Fair Value Measurements.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $33,739,213).

(d)  Number of warrants to be determined at a future date.

(e)  American Depository Receipt

(f)  Foreign security.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2014

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $430,525,750)	$729,442,496
Investments in affiliated issuers, at value (cost $34,570,897)	33,739,213
Milestone interests, at value (cost $5,035,687)	99,091
Total Investments	763,280,800
Cash	428
Dividends and interest receivable	104,268
Receivable for investments sold	6,983,328
Prepaid expenses	52,604
Other assets (see Note 1)	484,000
Total assets	770,905,428
LIABILITIES:
Accrued advisory fee	658,147
Accrued shareholder reporting fees	87,218
Accrued other	246,172
Total liabilities	991,537
Contingencies and Commitments (see Note 5)
NET ASSETS	$769,913,891
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 28,279,728 shares issued and outstanding	$431,240,888
Accumulated net investment loss	(3,400,253)
Accumulated net realized gain on investments, milestone interests and options	48,924,790
Net unrealized gain on investments and milestone interests	293,148,466
Total net assets (equivalent to $27.22 per share based on 28,279,728 shares outstanding)	$769,913,891

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2014

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $19,771)	$948,183
Interest and other income	26,836
Total investment income	975,019
EXPENSES:
Advisory fees	3,652,907
Legal fees	198,961
Administration and auditing fees	139,282
Trustees' fees and expenses	86,667
Shareholder reporting	75,006
Custodian fees	67,191
Transfer agent fees	30,906
Other (see Note 2)	124,352
Total expenses	4,375,272
Net investment loss	(3,400,253)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on: Investments in unaffiliated issuers	65,102,587
Investments in affiliated issuers	381,529
Closed or expired option contracts written	82,246
Net realized gain	65,566,362
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	34,195,980
Investments in affiliated issuers	2,990,763
Milestone interests	(6,091,569)
Change in unrealized appreciation (depreciation)	31,095,174
Net realized and unrealized gain (loss)	96,661,536
Net increase in net assets resulting from operations	$93,261,283

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2014 (Unaudited)	Year ended September 30, 2013
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($3,400,253)	($5,276,473)
Net realized gain	65,566,362	54,346,385
Change in net unrealized appreciation	31,095,174	151,010,763
Net increase in net assets resulting from operations	93,261,283	200,080,675
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(28,695,131)	(43,533,754)
Total distributions	(28,695,131)	(43,533,754)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (565,446 and 1,128,534 shares, respectively)	15,243,056	23,164,699
Total capital share transactions	15,243,056	23,164,699
Net increase in net assets	79,809,208	179,711,620
NET ASSETS:
Beginning of period	690,104,683	510,393,063
End of period	$769,913,891	$690,104,683
Accumulated net investment loss included in net assets at end of year	($3,400,253)	$0 (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2014

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($150,478,446)
Purchases to close option contracts written	(317,065)
Net maturities of short-term investments	(9,483,903)
Sales of portfolio securities	176,715,636
Proceeds from option contracts written	185,784
Interest income received	(1,462)
Dividend income received	1,061,040
Other operating receipts (expenses paid)	(4,229,963)
Net cash provided from operating activities	13,451,621
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(13,452,075)
Net cash used for financing activities	(13,452,075)
NET DECREASE IN CASH	(454)
CASH AT BEGINNING OF PERIOD	882
CASH AT END OF PERIOD	$428
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$93,261,283
Purchases of portfolio securities	(150,478,446)
Purchases to close option contracts written	(317,065)
Net maturities of short-term investments	(9,483,903)
Sales of portfolio securities	176,715,636
Proceeds from option contracts written	185,784
Accretion of discount	(96)
Net realized gain on investments and options	(65,566,362)
Increase in net unrealized appreciation (depreciation) on investments	(31,095,174)
Decrease in dividends and interest receivable	84,655
Increase in accrued expenses	122,683
Decrease in prepaid expenses and other assets	22,626
Net cash provided from operating activities	$13,451,621

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $15,243,056.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2014		Years ended September 30,
	(Unaudited)		2013	2012		2011		2010		2009
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$24.90		$19.20	$14.46		$14.47		$14.05		$16.58
Net investment loss (1)	(0.12)		(0.20)	(0.05	)(2)	(0.16	)(3)	(0.07	)(4)	(0.17)
Net realized and unrealized gain (loss)	3.47		7.51	6.07		1.40		0.81		(1.51)
Total increase (decrease) from investment operations	3.35		7.31	6.02		1.24		0.74		(1.68)
Distributions to shareholders from:
Net realized capital gains	(1.03)		(1.61)	(1.32)		(1.26)		(0.37)		(0.12)
Return of capital (tax basis)	—		—	—		—		—		(0.73)
Total distributions	(1.03)		(1.61)	(1.32)		(1.26)		(0.37)		(0.85)
Increase resulting from shares repurchased (1)	—		—	0.04		0.01		0.05		—
Net asset value per share, end of period	$27.22		$24.90	$19.20		$14.46		$14.47		$14.05
Per share market value, end of period	$27.21		$23.97	$18.36		$13.15		$12.08		$11.32
Total investment return at market value	17.90	%*	41.12%	51.43%		18.90%		10.04%		(10.33%)
RATIOS
Expenses to average net assets	1.18	%**	1.26%	1.42%		1.47%		1.44%		1.52%
Net investment loss to average net assets	(0.92	%)**	(0.92%)	(0.28	%)(2)	(1.00	%)(3)	(0.45	%)(4)	(1.30%)
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$770		$690	$510		$379		$365		$356
Portfolio turnover rate	15.15	%*	35.41%	86.28%		93.75%		48.68%		66.34%

*  Not Annualized.

**  Annualized.

(1) Computed using average shares outstanding.

(2) Includes special dividends from four issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.05%).

(3) Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.11%).

(4) Includes a special dividend from an issuer in the amount of $0.05 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.83%).

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(Unaudited)

(1)  Organization and Significant Accounting Policies

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the healthcare industry. This is a broad mandate and the Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser) to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after March 31, 2014, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

Transactions in call options written for the six months ended March 31, 2014 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2013	—	$—
Options written	752	82,719
Options terminated in closing purchase transactions	(43)	(4,730)
Options exercised	—	—
Options expired	(709)	(77,989)
Options outstanding, March 31, 2014	—	$—

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Statement of Operations Location
The Fund held no open options written contracts at March 31, 2014		Net realized gain on investments in unaffiliated issuers	($213,527)
		Net realized gain on closed or expired option contracts written	$82,246
		Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	$0
		Change in unrealized appreciation (depreciation) on option contracts written	$0

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of two private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale. The contractual obligations with respect to the Xoft Milestone Interest provide for a payment based upon the cumulative net revenue of certain of the company's products over a three-year period following the sale.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2014:

Statement of Assets and Liabilities, Milestone interests, at value	$99,091
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interests	($4,936,596)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	($6,091,569)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2014 totaled $110,663,060 and $142,068,417, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. Previously, for the period April 5, 2010 to November 1, 2010, the Fund had made quarterly distributions at a rate of 1.25% of the Fund's net assets. The Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made quarterly distributions at a rate of 2% of the Fund's net assets. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2013, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2013. Prior to this renewal, in March 2012, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2012. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2014, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2013, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2014.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2014, these payments amounted to $50,458 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2014 were as follows:

Issuer	Value on September 30, 2013	Purchases	Sales	Income	Value on March 31, 2014
CardioKinetix, Inc.	$4,187,065			$—	$4,187,065
Dynex Technologies, Inc.	923,629			—	923,629
EBI Life Sciences, Inc.	18,854			—	18,854
Euthymics Biosciences, Inc.	1,582,914			—	1,582,914
IlluminOss Medical, Inc.	1,725,000			—	1,725,000
Insightra Medical, Inc.	3,450,000			—	3,450,000
IntelliPharmaCeutics International Inc.	2,388,320		$898,379	—	4,394,910
Magellan Diagnostics, Inc.	2,131,188		—	—	2,131,188

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

Issuer	Value on September 30, 2013	Purchases	Sales	Income	Value on March 31, 2014
Neurovance, Inc.	$1,062,115	$582,473	$—	$—	$1,642,995
Palyon Medical Corporation	1,899,332	—	—	—	1,894,625
PHT Corporation	6,462,135	—	—	—	6,633,804
Veniti, Inc.	5,154,229	—	—	—	5,154,229
	$30,984,781	$582,473	$898,379	$—	$33,739,213

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2014 to value the Fund's net assets. For the six months ended March 31, 2014, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible and Non-Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals		$2,314,125	$3,244,763	$5,558,888
Healthcare Services		—	6,633,804	6,633,804
Medical Devices and Diagnostics		—	23,992,441	23,992,441
Pharmaceuticals		3,473,750	—	3,473,750
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$407,907,755	—	7,374,942	415,282,697
Drug Delivery	10,367,445	—	2,604,846	12,972,291
Drug Discovery Technologies	19,332,066	—	18	19,332,084
Financial Services	177,374	—	—	177,374
Generic Pharmaceuticals	108,737,229	—	—	108,737,229
Healthcare Services	55,265,351	—	1,166,665	56,432,016
Medical Devices and Diagnostics	36,271,723	—	114,671	36,386,394
Pharmaceuticals	41,865,405	—	—	41,865,405
Exchange Traded Fund	17,348,336	—	—	17,348,336
Short-term Investment	—	14,989,000	—	14,989,000
Milestone Interest
Biotechnologies/Biopharmaceuticals	—	—	99,091	99,091
Medical Devices and Diagnostics	—	—	0	0
Other Assets	—	—	484,000	484,000
Total	$697,272,684	$20,776,875	$45,715,241	$763,764,800

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2013	Net Realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2014
Convertible and Non-Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$9,365,030	($2,050,770)	$599,304	($4,668,801)	$—	$3,244,763
Healthcare Services	6,462,135	171,669	—	—	—	6,633,804
Medical Devices and Diagnostics	24,371,680	(77,825)	6,950	(308,364)	—	23,992,441
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	—	2,086,481	5,288,464	(3)	—	7,374,942
Drug Delivery	1,002,966	1,601,880	—	—	—	2,604,846
Drug Discovery Technologies	18	—	—	—	—	18
Healthcare Services	1,166,665	—	—	—	—	1,166,665
Medical Devices and Diagnostics	106,055	8,616	—	—	—	114,671
Milestone Interests
Biotechnologies/ Biopharmaceuticals	6,175,276	(6,076,185)	—	—	—	99,091
Medical Devices and Diagnostics	15,384	(15,384)	—	—	—	0
Other Assets	482,182	—	2,171	(353)	—	484,000
Total	$49,147,391	($4,351,518)	$5,896,889	($4,977,521)	$—	$45,715,241
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2014						($2,301,655)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 3/31/2014	Valuation Technique	Unobservable Input	Range (Weighted Aveage)
Private Companies and Other Restricted Securities	$10,094,320	Adjusted public market price	None	N/A
	22,974,004	Capital asset pricing model	Discount Rate Price to sales multiple	12%-37% (17.87%) 0.2-16.8 (2.54)
			Revenue growth rate	10%-300% (48.95%)
	10,498,854	Independent valuation	None	N/A
	2,148,063	Probability adjusted value	Probability of events Timing of events	10%-99% (15.32%) 0-4.83 (1.30) years
$45,715,241

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 6% of the Fund's net assets at March 31, 2014.

At March 31, 2014, the Fund had commitments of $1,725,000 relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2014. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
AlterG, Inc. Series C Cvt. Pfd.	4/12/13	$2,053,706	$0.41		$1,379,536
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	2,379,165	14.07		1,606,089
Series D Cvt. Pfd.	12/10/10	785,619	3.81		781,071
Series E Cvt. Pfd.	9/14/11	1,803,981	2.85		1,799,905
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00		0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	177	0.00		0
Celladon Corporation
Common	1/27/12	3,969,002	10.13		6,784,783
Warrants (experation 10/10/18)	10/10/13	125	10.13		111,411
Cercacor Laboratories, Inc. Common	3/31/98	0	0.72		114,532
Ceres, Inc.
Warrants (expiration 9/05/15)	9/05/07	28	0.00		0
Dynex Technologies, Inc.
Series A Cvt. Pfd.	1/03/12††	287,751	0.30		923,629
Warrants (expiration 4/01/19)	1/03/12††	86	0.00		0
Warrants (expiration 5/06/19)	1/03/12††	7	0.00		0
EBI Life Sciences, Inc.
Series A Cvt. Pfd.	12/29/11††	19,566	0.01	†	18,854
Euthymics Biosciences, Inc.
Series A Cvt. Pfd.	7/14/10 - 5/21/12	3,792,632	0.38		1,582,914
Heron Therapeutics Inc.
Warrants (expiration 7/01/16)	6/30/11	1,236	8.06		1,854,720
IlluminOss Medical, Inc.
Series C-1 Cvt. Pfd.	9/26/12	1,726,072	0.38		1,725,000
InnovaCare Health, Inc. Common	12/21/12††	964,944	5.25		1,166,665
Insightra Medical, Inc. Series C Cvt. Pfd.	4/29/13	3,457,241	0.42		3,450,000
IntelliPharmaCeutics International Inc.
Warrants (expiration 2/01/16)	1/31/11	165	1.63		750,126
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,925,938	0.71		2,615,647
Series D Cvt. Pfd.	12/21/12	102,912	0.83		133,372
MacroGenics, Inc. Common	10/10/13	1,319,287	25.05		478,748
Magellan Diagnostics, Inc.
Series A Cvt. Pfd.	11/28/06 - 10/01/09	1,454,604	0.69		2,131,188
Warrants (expiration 4/01/19)	4/03/09	515	0.00		0
Warrants (expiration 5/06/19)	5/12/09	41	0.00		0
Neurovance, Inc.
Series A Cvt. Pfd.	12/29/11††	292,070	0.08		287,608
Series A-1 Cvt. Pfd.	10/11/12-10/10/13	1,357,371	0.08		1,355,387
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,977,026	0.00	†	13,824
Series B Cvt. Pfd.	6/28/13	1,888,231	0.07		1,880,801
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
PHT Corporation
Series D Cvt. Pfd.	7/23/01	$4,206,263	$0.78		$4,200,000
Series E Cvt. Pfd.	9/12/03 - 10/19/04	941,783	1.68		2,023,551
Series F Cvt. Pfd.	7/21/08	122,594	2.75		410,253
Songbird Hearing, Inc. Common	12/14/00	3,004,861	0.67		139
Targegen Milestone Interest	7/20/10	4,192,557	99,091		99,091
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00, 8/21/07	3,002,748	0.01		652
Series I Cvt. Pfd.	7/08/05	579,958	0.01		1,495
Tibion Corporation
Series B Cvt. Pfd.	2/23/11	1,302,544	0.00	†	12,508
Warrants (expiration 7/12/17)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0
Non-Cvt. Promissory Note	07/12/12	344,044	100.00		342,899
Non-Cvt. Promissory Note	04/12/13	40,603	100.00		40,596
Veniti, Inc.
Series A Cvt. Pfd.	2/28/11	3,269,045	0.92		3,432,506
Series B Cvt. Pfd.	5/24/13	1,722,929	0.92		1,721,723
Xoft Milestone Interest	1/05/11	843,130	0.00		0
Zyomyx, Inc. Common	2/19/99 - 1/12/04	3,902,233	0.25		18
		$60,034,967			$45,231,241

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

†  Carrying value per unit is greater than $0.00 but less than $0.01.

††  Interest received as part of a corporate action for a previously owned security.

H&Q HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

On March 28, 2014, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Life Sciences Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's commitment to continue to build out its infrastructure, including

H&Q HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

development of a staff adequate in number, experience and qualifications to meet the future demands of the Fund (and H&Q Life Sciences Investors) for investment management services.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund over the past one-, two-, three-, four-, five-, six-, seven-, eight-, nine-, and ten-year periods. Although the NBI's performance generally exceeded the Fund's returns by net asset value and stock price in most of the reported periods, the Board noted that the returns by net asset value and by stock price of the Fund (including venture capital investments) were more comparable to the performance of the NBI (which includes only public companies) over the longer periods. In addition, the fund's returns by NAV and by stock price exceeded the performance of the S&P 500 Index and the S&P 1500 Healthcare Index for the reported periods, and the Fund's performance compares well to a peer group of 31 healthcare funds for the reported periods. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair. The Trustees also noted that the Adviser has voluntarily agreed to waive a portion of advisory fees to which it otherwise would be entitled under the Advisory Agreement for a one-year period, if the rights offering recently announced by the Trust is completed and that the Adviser's compensation is subject to annual review by the Board.

H&Q HEALTHCARE INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

1-800-451-2597

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2013–Oct. 31, 2013)
Month #2 (Nov. 1, 2013 – Nov. 30, 2013)
Month #3 (Dec. 1, 2013 – Dec. 31, 2013)
Month #4 (Jan. 1, 2014 – Jan. 31, 2014)
Month #5 (Feb. 1, 2014 – Feb. 28, 2014)
Month #6 (Mar. 1, 2014 – Mar. 31, 2014)
Total

(1)

On June 30, 2011, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.  On March 21, 2013, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2013. On March 28, 2014, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2014.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)     There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)                  Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)                  Certification of the Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 1).

(a)(3)                  Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 2).

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/6/14

* Print the name and title of each signing officer under his or her signature.